Exhibit 10.3



                                  IDX[LOGO](R)


                    Systems Division - 1400 Shelbourne Road
                           Burlington, Vermont 05402
                                 (802) 658-2664

                        SYSTEM IMPLEMENTATION AGREEMENT

     IDX SYSTEMS CORPORATION ("IDX"), by its acceptance of this agreement (the "Agreement"), agrees to sell to the customer identified below (the "Customer"), and to deliver the hardware described on the Hardware Schedule or Hardware obtained by Customer (the "Hardware"), if attached. In addition, IDX agrees to deliver and install the proprietary software described on the Software Schedule (the "Software"), if attached, and to grant to Customer a license to use the Software pursuant to the terms and conditions of this Agreement. Customer agrees to purchase the Hardware, to accept the license for the Software, and to pay the requisite price and fees therefor, all in accordance with the Terms and Conditions attached to this cover sheet. Special undertakings, with respect to installation, training, conversions, interfaces and other matters, if any, will be as specified on the appropriate schedules and attachments. Customer and IDX expressly incorporate into this Agreement only the schedules and supplements indicated as included in the box below, and no other documents or writings shall be considered a part of this Agreement. Software support and maintenance services, if to be provided, are governed by the IDX Standard Support Services Agreement, which is a separate undertaking.

THIS AGREEMENT INCLUDING ALL THE TERMS AND CONDITIONS SET FORTH ON THE ATTACHED IDX TERMS AND CONDITIONS

- ------------------------------------------------------------------------------------------------------------------------------------
CUSTOMER INFORMATION:                                      SCHEDULES, SUPPLEMENTS AND OTHER
                                                           ATTACHMENTS: (mark only if included)
Advanced Health Corporation
- --------------------------------------                     Terms and Conditions                                                  X
(Customer name)                                            Software Schedule                                                     X
                                                           Payment Schedule                                                      X
560 White Plains Road                                      Future Pricing Schedule                                               X
- --------------------------------------                     Addendum to The System Implementation Agreement                       X
(Address)                                                  Addendum to The Standard Support Services Agreement                   X
                                                           Escrow Agreement                                                      X
Tarrytown, NY 10591                                        Addendum to Escrow Agreement                                          X
- --------------------------------------                     Computer Service Supplement                                           X
                                                           Addendum to The Computer Service Supplement                           X
- -------------------------------------                      Accession Agreement                                                   X
                                                           Implementation Schedule                                               X
- -------------------------------------
(914) 332-6688  Ex.204
- -------------------------------------
(phone)

                                                    35 MAXIMUM NUMBER OF PROVIDERS LICENSED

- ------------------------------------------------------------------------------------------------------------------------------------


FOR SYSTEM IMPLEMENTATION AGREEMENT, AND THE ATTACHMENTS INDICATED IN THE BOX ABOVE, IS THE PARTIES' ENTIRE AGREEMENT AND CANNOT BE MODIFIED EXCEPT BY WRITING SIGNED BY DULY AUTHORIZED REPRESENTATIVES OF THE PARTIES. CUSTOMER UNDERSTANDS THAT THE FEES CHARGED BY IDX IN THIS AGREEMENT REFLECT THE ALLOCATION OF RISKS EXPRESSED BY THE LIMITED WARRANTY, THE EXCLUSIVE REMEDY FOR BREACH OF THAT LIMITED WARRANTY, AND THE LIMITATIONS OF LIABILITY AND DAMAGES WHICH ARE SET FORTH IN THE ATTACHED TERMS AND CONDITIONS. BY SIGNING WHERE INDICATED BELOW, CUSTOMER ACCEPTS THESE TERMS AND AFFIRMS IT UNDERSTANDS THAT TO CHANGE THEM WOULD AFFECT THE ECONOMIC BARGAIN EXPRESSED IN THIS AGREEMENT.

                    EXECUTED on the date(s) indicated below;

- -----------------------------------
Advanced Health Corporation               IDX SYSTEMS CORPORATION
[Legal Name of Customer]

By: /s/ Jeffrey M. Sauerhoff              By: /s/ James H. Crook, Jr.
    -------------------------------           ----------------------------------

  Jeffrey M. Sauerhoff - Controller
- -----------------------------------       --------------------------------------
[Name and Title]                           James H. Crook, Jr., Vice President
                                           [Name and Title]

Date:          9/12/95                    Date:           9/14/95
     ------------------------------            ---------------------------------

                                   IDX[LOGO](R)

                                [PRINTED MATERIAL SEQUENTIALLY NUMBERED (LINES)]

             TERMS AND CONDITIONS - SYSTEM IMPLEMENTATION AGREEMENT

1. DELIVERY IDX shall arrange for shipment of Hardware by common carrier at mutually agreeable time(s). Customer shall pay or reimburse IDX for all costs of Hardware shipping, and transportation. Good and merchantable title and risk of loss in and to the Hardware shall pass to Customer upon delivery of each respective item to the common carrier. At Customer's expense, IDX shall procure transit and casualty insurance for the replacement value of the Hardware, covering the transportation of the Hardware by the common carriers to Customer's loading dock. Upon delivery, IDX shall install all those items designated on the Hardware Schedule as to be installed by Customer. Upon successful installation of the items of Hardware necessary to install the Software, IDX shall install the object code version of the Software and notify Customer that the Software has been installed.

2. OTHER TERMS Terms, conditions and warranties applicable to the Hardware and operating system software and to all other products not manufactured by IDX are provided by the applicable manufacturers, as set forth on the Manufacturer's Supplement attached hereto. IDX makes no warranty as to the Hardware and no warranty as to any other products not manufactured by IDX.

3. CHARGES AND PAYMENT Customer agrees to pay the charges specified in the schedules and supplements hereto as and when due and shall pay a finance charge equal to one and one-half percent (1 1/2%) per month on all amounts not paid within thirty (30) days from the date of invoice. Customer shall pay or reimburse IDX for all reasonable out-of-pocket expenses in connection with delivery and installation of the Hardware and Software, including travel, lodging and meals. All travel will be coach or tourist class. Prices and fees are exclusive of all federal, state, municipal, or other government excise, sales, use, occupational, or like taxes now in force or enacted in the future, and Customer agrees to pay any tax (excluding taxes on IDX's net income) which IDX may be required to collect or pay now or at any time in the future and which are imposed upon the sale or delivery of items and services purchased or licensed hereunder. Customer's obligation to pay taxes shall include interest imposed by taxing authorities on uncollected taxes at a rate not greater than the Citibank prime rate plus three percent (3%) and penalties imposed by any taxing authorities to the extent such penalties are applicable to taxes not paid at the request of Customer, or as a result of reliance by IDX on representations of Customer. If a certificate of exemption or similar document or proceeding is necessary in order to exempt the sale from sales or use tax liability, the Customer will obtain and pursue such certificate, document or proceeding. Customer will be charged and agrees to pay, at IDX's then current rate, for all goods and services not specified herein or on the included supplements, schedules and attachments and which are requested by Customer.

[PARAGRAPH 4 DELETED AND INITIALED: is JC]

5. GRANT OF LICENSE Subject to all the terms and conditions of this Agreement, IDX hereby grants to Customer, and Customer hereby accepts, a personal, non-exclusive, non-transferable, term license to use, only as herein provided, one (1) executable copy of the object code version of the Software and two (2) copies of the database to be created with the Software, one (1) of which shall be dedicated only to testing and training purposes, and one (1) of which may be used for Customer's data processing purposes. IDX also grants to Customer such a license to use, as a reference and training aid for Customer in its licensed use of the Software, one (1) copy of the applicable IDX standard published instruction and operating manuals furnished to Customer by IDX from time to time ("Documentation"). IDX reserves all rights, title, privileges and interests not expressly granted to Customer, who shall acquire no right, title, interest or privilege with respect to the Software or the Documentation by implication. The term of the license herein granted is ten (10) years commencing with the effective date of this Agreement unless terminated earlier as provided herein.

6. SCOPE OF LICENSE The one (1) executable copy of the object code version of the Software and two (2) executable copies of the data base licensed herein may be used by Customer for processing of data on the Hardware or any temporary substitution located in the United States, but not so as to serve more than the number of terminals indicated in the box on the first page of this Agreement. For the purpose of the preceding sentence, the term "terminals" refers to any kind of local or remote data entry or inquiry device. Terminals may be counted by the Software, and it may operate to deny Software access to an end user or deny operation of a process initiated at any terminal, to the extent that such access or use would result in more than the number of terminals specified on the front page of this Agreement. The data processed by Customer shall be strictly limited to data created or used in Customer's business as a licensed provider of medical care, and no other data of any other person or entity. Neither the Software nor the Documentation may be used in any manner directly or indirectly related to or in connection with the operation or management of any other business, including without limitation a timeshare, facilities management, practice management billing or data processing service. Customer may not modify or sublicense the Software. Customer may make and keep up to two (2) back-up copies of the Software, provided Customer employs secure back-up procedures and a secure location in the United States, and provided further that Customer shall place on such copy any proprietary notice, including, copyright notice, requested by IDX.

7. TITLE AND OWNERSHIP IDX is the exclusive owner, or sublicensor, of the Software, the Documentation and all associated materials provided to Customer, all modifications, additions, derivatives and enhancements thereof, all copies thereof and all rights therein. All modifications, additions, derivatives and enhancements to the Software and Documentation shall be deemed a part of the Software. Physical copies of Software and Documentation are not sold to Customer, but are the property of IDX and are provided to Customer on loan during the term of this Agreement. Customer shall keep each and every copy of the Software, and all rights and interests therein, licensed hereunder free and clear of all claims, liens and encumbrances, and any act of Customer purporting to create such a claim, lien or encumbrance shall be void. Customer acknowledges IDX's representation that the Software, Documentation and related materials, techniques and procedures contained herein embody valuable trade secrets. Customer shall not create or attempt to create, by decompilation, disassembly, reverse engineering or otherwise, the source programs for the Software from the object programs or other information made available by IDX, nor shall Customer demonstrate, disclose, divulge, communicate or allow access to the Software, the Documentation or any portion thereof to any person (including contractors and consultants), except to Customer's employees, but then only to the extent necessary to operate the Software as licensed hereunder.

8. CUSTOMER RESPONSIBILITIES Customer shall be responsible for timely site preparation, including without limitation power, environment and cabling not specifically to be provided by IDX, and shall prepare for and assist IDX in timely installation of the Hardware and the Software. Customer shall use its best efforts to implement the Software which shall include making available a sufficient number of qualified personnel to be trained by IDX in the use, operation, and management of the Hardware and Software, and providing and adequately managing the resources necessary to test, implement and operate the Hardware and Software, completing IDX start-up questionnaires, selecting among options and parameters, and constructing data dictionaries. IDX shall not be responsible for use of Hardware and Software if not operated in a manner recommended in the Documentation, nor shall IDX be responsible for any non-compliance by Customer with laws, or failure to use audit controls, back-up and security procedures. IDX is not responsible for any failure by Customer to use professional care in the use and validation of the results produced by the Hardware and Software. Customer shall indemnify and hold harmless IDX, its officers, directors, employees, successors and assigns from and against any and all claims, liabilities, costs and damages arising out of or in any manner connected with Customer's medical malpractice.

9. ACCEPTANCE The Software shall be deemed accepted when Customer has used the Software to produce output not in a test mode for a period of thirty (30) days.

10. LIMITED WARRANTY IDX warrants only that, when operated as recommended, each module or unit of the Software will perform substantially as described in the current editions of the Documentation for a warranty period commencing on the date IDX gives notice that the Software has been installed and is ready for productive use and continuing for ninety (90) days thereafter (the "Warranty Period"). IDX will perform technical services at no cost to Customer, to design, code, check out and deliver promptly amendments or alterations to Software, or other solutions, necessary to remedy or avoid any condition which causes the Software to fail to perform as warranted above. Customer shall allow Software access to IDX through dedicated remote communications for this purpose. The foregoing is Customer's sole and exclusive warranty of performance regarding the Software, and Customer's sole and exclusive remedy for breach of such limited warranty. This limited warranty is contingent upon Customer's written report, received not later than five (5) days after the last day of the Warranty Period, detailing the nature and circumstances of any alleged breach of warranty.

11. CUSTOMER ACKNOWLEDGES THAT NO EXPRESS WARRANTIES HAVE BEEN MADE BY IDX EXCEPT FOR THE LIMITED WARRANTY MADE IN THE FOREGOING ENTITLED "LIMITED WARRANTY." THIS LIMITED WARRANTY AND THE ASSOCIATED LIMITED REMEDY ARE PROVIDED BY IDX IN LIEU OF ALL OTHER WARRANTIES AND REMEDIES RELATED TO PERFORMANCE OF THE SOFTWARE AND HARDWARE. IDX DISCLAIMS ALL IMPLIED WARRANTIES, INCLUDING IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.

12. BANKRUPTCY All rights and licenses granted under or pursuant to this Agreement by IDX to Customer are, and shall otherwise be deemed to be, for purposes of Section 365(n) of the United States Bankruptcy Code (the "Code"), licenses to rights to "intellectual property" as defined under Section 101(52) of the Code. Customer, as licensee of such rights under this Agreement, shall retain and may fully exercise all of its rights and elections under the Code. In the event of the commencement of a bankruptcy proceeding by or against IDX under the Code, Customer shall be entitled to retain all of its rights under this License.

13. ASSIGNMENT This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns. Neither this Agreement nor any of the rights hereunder may be assigned, sold or otherwise transferred by a party without the prior express written consent of the other, except that after the expiration of the Warranty Period, there shall be no restriction upon assignment of this Agreement by IDX. The obligations of IDX under Section 14 below shall not be terminated by such assignment.

14. INDEMNITY IDX is the owner of the Software, or has adequate rights to license to Customer the use of the Software as herein provided. IDX will, at its expense, defend against and pay any final judgment against Customer arising out of any claim that the Software infringes a U.S. copyright, a U.S. patent issued as of the effective date of this Agreement, or a trade secret provided that (a) Customer promptly notifies IDX in writing of such claim or action and (b) IDX has sole control of the defense and settlement of such claim or action. In defending against such claim or action, IDX may at its option (i) consent, (ii) settle, (iii) procure for Customer the right to continue using the Software, or
(iv) modify or replace the Software so that it no longer infringes, to the extent that the exercise of any such option does not result in a material adverse change in the operational characteristics of the Software, and equivalent functions and performance provided by the Software remain following implementation of such option. If IDX concludes in its judgment that none of the foregoing options is reasonable, then IDX will refund or credit to Customer the license fee paid by Customer under this Agreement, less a pro rata credit for each full or partial month of the first one hundred and twenty (120) months following the effective date of this Agreement, Customer will return the original and all whole or partial copies of the Software to IDX, and the license granted hereunder will terminate. IDX has no liability with respect to patent infringement or trade secret misappropriation arising out of modifications of the Software made to Customer's order or specification or use of the Software in combination with other software or equipment not specified on a schedule or attachment hereto. This paragraph states the entire obligation of IDX regarding infringement of intellectual property rights, and will survive the termination of this Agreement.

15. IDX SHALL NOT BE LIABLE TO CUSTOMER UNDER ANY CIRCUMSTANCES FOR ANY CONSEQUENTIAL, SPECIAL, INCIDENTAL, PUNITIVE OR INDIRECT DAMAGES (INCLUDING WITHOUT LIMITATION LOSS OF PROFIT, REVENUE, BUSINESS OPPORTUNITY OR BUSINESS ADVANTAGE), WHETHER BASED UPON A CLAIM OR ACTION OF TORT CONTRACT, WARRANTY, NEGLIGENCE, STRICT LIABILITY, BREACH OF STATUTORY DUTY, CONTRIBUTION, INDEMNITY OR ANY OTHER LEGAL THEORY OR CAUSE OF ACTION, EVEN IF ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

16. TERMINATION This Agreement shall terminate at the option of either party upon the failure of the other party to perform or observe any material covenant or obligation set forth in this Agreement, provided the non-performing party has been given written notice and ninety (90) days opportunity to cure such failure. Upon any termination of this Agreement, Customer shall cease using the Software and shall return to IDX, or at IDX's option destroy, the original and all copies of the Software, the Documentation and any other materials provided by IDX. The obligations of Customer set forth in the paragraphs entitled "Scope" and "Title and Ownership" shall continue in full force and effect upon any termination of this Agreement.

17. DISPUTES At the option of either party, any dispute as to the performance of a party's obligations under this Agreement or any related matter shall be referred to non-binding mediation by a neutral third party, the costs of whom shall be paid jointly by IDX and the Customer. Each party shall cooperate in such mediation but may terminate mediation at any time after the expiration of sixty (60) days from commencement thereof. Nothing herein shall preclude either party from exercising any and all legal rights available to it in a court of competent jurisdiction, and nothing contained in this paragraph shall prevent or preclude resort to mediation or other dispute resolution while litigation is pending. No offer, finding, action, inaction or recommendation made or taken in or as a result of mediation shall be considered for any purpose an admission of a party, nor shall it be offered or entered into evidence in any legal proceeding.

18. NOTWITHSTANDING ANYTHING TO THE CONTRARY, IDX'S AGGREGATE MONETARY LIABILITY FOR ANY CAUSE OR CAUSES (REGARDLESS OF THE FORM OF ACTION) UNDER OR RELATING TO THIS AGREEMENT, THE HARDWARE OR THE SOFTWARE, SHALL IN NO EVENT EXCEED THE TOTAL OF ALL AMOUNTS PAID TO IDX BY CUSTOMER FOR SOFTWARE LICENSE FEES PURSUANT TO THIS AGREEMENT, LESS A PRO RATA ABATEMENT OF SUCH FEES FOR EACH FULL OR PARTIAL MONTH OF THE FIRST ONE HUNDRED TWENTY (120) MONTHS FOLLOWING THE EFFECTIVE DATE OF THIS AGREEMENT UNTIL THE INSTITUTION OF LITIGATION.

19. INTERPRETATION This Agreement is not intended nor shall it be interpreted, to confer any benefit, right or privilege in any person or entity not a party hereto. Unless specified to the contrary in any schedule, supplement or other attachment, in the event of any conflict or inconsistency between such items and the provisions of this Agreement, the provisions of this Agreement shall prevail and govern the interpretation thereof. In the event any provision hereof shall be deemed invalid or unenforceable by any court or governmental agency, such provision shall be deemed severed from this Agreement and replaced by a valid provision which approximates as closely as possible the intent of the parties. All remaining provisions shall be given full force and effect. This Agreement has been mutually negotiated, and therefore shall be deemed to have been negotiated and prepared at the joint request, direction and construction of the parties, at arms length, and shall be interpreted in accordance with its terms without favor to either party. This Agreement shall become effective and shall be binding only upon acceptance by IDX at its offices in Burlington, Vermont. This Agreement shall be governed by, subject to, and interpreted in accordance with, the laws of the State of Vermont. Any cause or action against IDX arising out of or in connection with this Agreement or any schedule or other agreement executed in connection herewith shall be instituted and served upon IDX not later than two
(2) years following the effective date of this Agreement.

20. MISCELLANEOUS Any notice or communication provided or permitted hereunder shall expressly describe its purpose and scope, and shall be in writing and shall be deemed duly given or made if delivered in person or if sent by U.S. registered mail, return receipt requested, postage prepaid, addressed to the attention of the chief executive officer of the party for which it is intended at the address set forth in this Agreement or at any other address specified by a party in writing. Except as expressly provided to the contrary in this Agreement, the dates and times by which Customer or IDX is required to render delivery or performance under this Agreement shall be automatically postponed to the extent, and for the period of time, that Customer or IDX, as the case may be, is prevented from meeting such dates and times by reason of causes beyond its reasonable control. The foregoing shall not excuse any failure to make payment of any amount due hereunder that has continued for more than ninety (90) days.

21. THIS AGREEMENT AND THE SCHEDULES AND OTHER AGREEMENTS INDICATED AS INCLUDED ON THE FIRST PAGE HEREOF CONTAIN THE ENTIRE AGREEMENT AND UNDERSTANDING BETWEEN IDX AND CUSTOMER WITH RESPECT TO THE SELECTION, PROCUREMENT AND IMPLEMENTATION OF THE HARDWARE AND THE SOFTWARE AND THEIR PERFORMANCE IN EVERY NATURE AND RESPECT, AND AS SUCH THIS AGREEMENT SUPERSEDES ALL PRIOR AND CONTEMPORANEOUS AGREEMENTS, NEGOTIATIONS, REPRESENTATIONS, AND PROPOSALS, WRITTEN AND ORAL, RELATING TO THE HARDWARE AND SOFTWARE. NO CONTRARY TERMS AND CONDITIONS OF ANY SUBSEQUENT CUSTOMER PURCHASE ORDER, NO COURSE OF DEALING, TRADE CUSTOM OR USAGE OF TRADE, AND NO WARRANTY OR PROMISE MADE DURING THE COURSE OF PERFORMANCE, WILL VARY OR CONTRADICT THE TERMS OF THIS AGREEMENT, UNLESS EXPRESSLY AGREED TO IN WRITING. CUSTOMER EXPRESSLY ACKNOWLEDGES, AGREES AND REPRESENTS TO IDX THAT THERE ARE NO UNDERSTANDINGS OR AGREEMENTS WITH RESPECT TO THE HARDWARE OR SOFTWARE OTHER THAN AS EXPRESSLY SET FORTH IN THIS AGREEMENT.

                             IDX SYSTEMS CORPORATION

                                SYSTEMS DIVISION
                                  P.O. Box 1070
                               1400 Shelburne Road
                            Burlington, VT 05402-1070
                                 (802) 862-1022

                              IDX SOFTWARE SCHEDULE

                                       For

                           ADVANCED HEALTH CORPORATION

                                 August 22, 1995

This schedule is part of the System Implementation Agreement between IDX systems Corporation and the Customer named above. The items below are sold pursuant to the System Implementation Agreement, at the prices specified, and subject to further terms, if any, contained on this IDX Software Schedule.

     Group Practice Management System (GPMS)               [     ]*
          Unattended Backup
          Open-Item Posting
          Automatic Transfer by Payor and User-Defined Aging Criteria Automatic Small Balance Write-Offs
          Automatic Rebilling by Payor and User-Defined Aging Criteria Custom Formatting of Patient Statements
          Custom Formatting of Claim Forms
          Custom Report Writer


     GPMS Collections Plus                                [     ]*
          Automated Collections:
          Automatic Assignment to work Queues of:
                 Collection Accounts by User-Defined Account and Aging Criteria Unlimited Number of Work Queues for Automated Tickler Activity
          Up to 180 Collection and Follow-up Letters.



                                  IDX CONFIDENTIAL



* Omitted pursuant to Rule 406 promulgated under the Securities Act of 1933, as amended.

IDX SOFTWARE SCHEDULE
August 22, 1995
Page 2


- -    GPMS Automated Appointment Scheduling                            [   ]*
     Automated Tracking:
               NoShows
               Cancellations
               Bumps
     Encounter Utilization Reporting
     Actual Duration of Encounters, Timed by GPMS
     For Resource Utilization Reporting By:
               Provider
               Place of Service
               Encounter Type
               User Defined Criteria
     Automatic Follow-Up for Recalls:
               Automated Wait List
               Automatic Letters


- -    Initial Training (20 Days)                                       [   ]*

- -    Clinical Document Manager                                        [   ]*

- -    Electronic Claims Remittance (ECR)(Any Four Carriers)            [   ]*

- -    Electronic Claims Submission (ECS)(Six Carriers)                 [   ]*

- -    4 Demographic Conversions                                        [   ]*

- -    Med-E-Practice Interface                                         [   ]*


               IDX SOFTWARE TOTAL:                                    [   ]*



                                IDX CONFIDENTIAL























- --------------------

     * Omitted pursuant to Rule 406 promulgated under the Securities Act of 1933, as amended.

                             IDX SYSTEMS CORPORATION

                                SYSTEMS DIVISION
                                  P.O. Box 1070
                               1400 Shelburne Road
                            Burlington, VT 05402-1070
                                 (802) 862-1022

                                PAYMENT SCHEDULE

                                       For

                           ADVANCED HEALTH CORPORATION

                                 August 22, 1995

This Schedule is part of the System Implementation Agreement between IDX Systems Corporation and the Customer named above. Its terms supplement and modify the System Implementation Agreement, and in the event of any conflict or inconsistency between the System Implementation Agreement and this Schedule, the terms of this Schedule will govern and control; otherwise, all provisions of the System Implementation Agreement remain in full force and effect. The capitalized terms used in this Schedule have the definition given in the System Implementation Agreement.

                              Schedule of Payments

Customer agrees to make the payments specified below, on or before the applicable dates.

Date or Event               % of Price per Schedules                      Amount
- -------------               ------------------------                      ------
                                 (If Applicable)


Contract Signing         25% of S/W (Appt. Scheduling)                         *
                         25% of S/W (Clinical Doc. Mgr.)
                         25% of S/W (Collections Plus)
                         25% of S/W (Electronic Claims)
                         25% of S/W (Electronic Remittance)
                         25% of S/W (GPMS)
                         25% of S/W (Interface)
                         25% of S/W (Conversion)

                         Contract Signing Total:







                                IDX CONFIDENTIAL











* Omitted pursuant to Rule 406 promulgated under the Securities Act of 1933, as amended.

PAYMENT SCHEDULE
August 22, 1995
Page 2



Delivery                 50% of S/W (Appt. Scheduling)                         *
                         50% of S/W (Clinical Doc. Mgr.)
                         50% of S/W (Collections Plus)
                         50% of S/W (GPMS)

                         Delivery Total:

Live                     15% of S/W (Appt. Scheduling)
                         15% of S/W (Clinical Doc. Mgr.)
                         15% of S/W (Collections Plus)
                         15% of S/W (GPMS)

                         Live Total:

Live +30                 10% of S/W (Appt. Scheduling)
                         10% of S/W (Clinical Doc. Mgr.)
                         10% of S/W (Collections Plus)
                         10% of S/W (GPMS)

                         Live Total:

Delivery of Format       75% of S/W (Electronic Claims)
                         75% of S/W (Electronic Remittance)

                         Delivery Total:

Training Days Used       100% of S/W (Install/Consult)

Conversion Completed     75% of Conversion

Interface                75% of Interface


                                             Subtotal:
                                             Estimated Sales Tax:
                                             Shipping & Insurance

                                             TOTAL:

PAYMENTS ARE DUE UPON THE DATE OR EVENTS SPECIFIED ABOVE AND PAYABLE THIRTY (30) DAYS AFTER NOTICE. IN THE ABSENCE OF AN AMOUNT FOR SALES TAX, IDX WILL INVOICE CUSTOMER AT A LATER DATE.

                                IDX CONFIDENTIAL
















- --------------------

     * Omitted pursuant to Rule 406 promulgated under the Securities Act of 1933, as amended.

                             IDX SYSTEMS CORPORATION

                                SYSTEMS DIVISION
                                  P.O. Box 1070
                               1400 Shelburne Road
                            Burlington, VT 05402-1070
                                 (802) 862-1022

                             FUTURE PRICING SCHEDULE

                                       For

                           ADVANCED HEALTH CORPORATION

                                 August 22, 1995




Aggregate Providers/FTE               Price                 Software Maintenance
- -----------------------               -----                 --------------------

                                        *
     36 - 100                        provider               * perannum/provider

    101 - 150                        provider                 perannum/provider

    151 - 200                        provider                 perannum/provider

    201 +                            provider                 perannum/provider




NOTE: Any single practice with over 100 providers/FTE's will be negotiated separately.



* Omitted pursuant to Rule 406 promulgated under the Securities Act of 1933, as amended.

FUTURE PRICING SCHEDULE
August 22, 1995
Page 2




Other IDX Services: (All below prices are good for one (1) year from date of
- -------------------
signing.)

- - BALANCE FORWARD CONVERSIONS                                         *

- - OPEN-ITEM CONVERSION

- - IDX Conversion Training - includes (3) days of training,
  XASCII to GPMS Program and IDX Conversion tools.

- - IDX Electronic Claims Submission Training Class

- - ISX GPMS Training:

     - Trainer (Account Manager)
     - Senior Account Manager
     - Advisory Account Manager
     - IDX Hardware Installation Consulting

NOTE: Travel Expenses or not included for IDX training classes or consulting services.

IDX PROGRAMING/FORMATTING SERVICES:
- -----------------------------------

ELECTRONIC CLAIM FORMATS NEW CARRIERS                                 *


ELECTRONIC REMITTANCE FORMATS NEW CARRIERS


PAPER STATEMENTS AND CLAIMS FORMATTING CHANGES

ELECTRONIC CLAIMS/REMISSION FORMATTING CHANGES

HOSPITAL AND LAB SYSTEMS INTERFACE PRICING (ESTIMATES):
- -------------------------------------------------------

          Inquiry Only
          One Way Demographic Interface
          Two Way Demographic Interface

UNSPECIFIED INTERFACES AND PROGRAMMING TIME

OTHER INTERFACE PRICING:
- ------------------------

Open Systems General Ledger Interface (ASCII File via GPMS Custom Report)


















- --------------------

     * Omitted pursuant to Rule 406 promulgated under the Securities Act of 1933, as amended.

                             IDX SYSTEMS CORPORATION

                                SYSTEMS DIVISION
                                  P.O. Box 1070
                               1400 Shelburne Road
                            Burlington, VT 05402-1070
                                 (802) 862-1022

                      ADDENDUM TO THE SYSTEM IMPLEMENTATION
                                    AGREEMENT

                                       For

                           ADVANCED HEALTH CORPORATION

                                 August 22, 1995

This Addendum is part of the System Implementation Agreement between IDX Systems Corporation and the Customer named above. Its terms supplement and modify the System Implementation Agreement, and in the event of any conflict or inconsistency between the System Implementation Agreement and this Addendum, the terms of this Addendum will govern and control; otherwise, all provisions of the System Implementation Agreement remain in full force and effect. The capitalized terms used in this Addendum have the definition given in the System Implementation Agreement.

If IDX and Customer establish a joint venture to market the Med-E-Practice Software, then IDX will refund the thirty thousand dollar interface cost to the Customer.

DELIVERY:
- ---------

- - Remove this paragraph in its entirety and replace with the following:

     "Customer will notify IDX that the appropriate hardware necessary to install the Software has been successfully installed by Customer and that IDX shall install the object code version of the Software and notify Customer that the Software has been installed."

CHARGES AND PAYMENTS:
- ---------------------

- - In line 16, replace "date of invoice" with "receipt of correct invoice".

- - In line 18, insert the following before "prices":

     "IDX shall communicate travel arrangements, attendees, number of staff and other details to Customer in advance of every trip. IDX will also provide appropriate supporting documents for travel expenses."

                                IDX CONFIDENTIAL


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ADDENDUM TO THE SYSTEM IMPLEMENTATION AGREEMENT
August 22, 1995
Page 2

- - In line 20, insert the following after "net income":

     "and income, franchise or similar taxes imposed on or measured by the net income or gross receipts of IDX."

GRANT OF LICENSE:
- -----------------

- - In line 36, replace "two (2)" with "multiple".

- - In line 37, strike the following:

     "One (1) of which .........., processing purposes."

TITLE AND OWNERSHIP
- -------------------

- - Add the following to the end of this paragraph:

     "The Customer may demonstrate the Software to prospective customers to gain potential business."

SCOPE:
- ------

- - In line 44, page 2 of 5, replace "The one (1) executable copy" with "Multiple executable copies" and "two (2)" with "the multiple".

- - In line 45, page 2 of 5, remove the following:

     "or any temporary substitution located in the United States".

- - In line 46, page 2 of 5, replace "terminals" with "providers".

- - In line 2, page 3 of 5, remove "as a licensed provider of medical care .....
  person or entity."

- - In line 3, page 3 of 5, remove the following sentence:

     "Neither the Software ..... or data processing service."

- - In line 6, page 3 of 5, remove "up to two (2)".

CUSTOMER RESPONSIBILITIES:
- --------------------------

- - Delete the last sentence of this section in its entirety and replace with the following:

     "Customer acknowledges that the hardware and Software provided hereunder are tools to be used by Customer with due care and that their successful use and operation is dependent upon the skill of the operator. Customer further acknowledges that the use of such

                                IDX CONFIDENTIAL


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ADDENDUM TO THE SYSTEM IMPLEMENTATION AGREEMENT
August 22, 1995
Page 3


     hardware and Software is not a substitute for the professional skill and judgement of a qualified and trained professional."

- - Add the following to the end of this section.

     "IDX acknowledges that it has responsibilities with regards to successful implementation of the Software. The attached installation timeline outlines some of these responsibilities."

ACCEPTANCE:
- -----------

- - In line 34, insert the following after "produce":

     "Substantially accurate and complete"

- - In line 35, replace "thirty (30) days." with "one (1) calendar month."

LIMITED WARRANTY:
- -----------------

- - In line 38, replace "IDX gives notice that the Software has been installed and is ready for productive use with "Customer accepts Software".

BANKRUPTCY:
- -----------

- - In line 2, page 4 of 5, add the following after "license":

     "and may execute the attached Escrow Agreement".

ASSIGNMENT:
- -----------

- - In line 6, add the following sentence after "by IDX.":

     "Such request for assignment shall not be unreasonably withheld by IDX."

TERMINATION:
- ------------

- - Add the following to the end of this paragraph:

     "If Customer elects to terminate the Agreement, based on the conditions outlined above, within one year from Acceptance, IDX will refund all Software License fees paid to IDX. After such time IDX is not liable to reimburse Customer for any fees paid to IDX."

PARAGRAPH 18:
- -------------

- - In line 47, remove the following:

     "less a pro rata ...... of litigation."


                                IDX CONFIDENTIAL


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ADDENDUM TO THE SYSTEM IMPLEMENTATION AGREEMENT
August 22, 1995
Page 4


INTERPRETATION:
- ---------------

- - In line 7, page 5 of 5, replace "Vermont" with "New York".

- - In line 9, page 5 of 5, replace "effective date of this Agreement." with the following: "date of occurrence.".

Initial:    [INITIALED]
            --------------------  IDX

            [INITIALED]
            --------------------  AHC


                                IDX CONFIDENTIAL